UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 13, 2013

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2010-3

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-165432-01

SANTANDER DRIVE AUTO RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-180147

SANTANDER CONSUMER USA INC.

(Exact Name of Sponsor as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity/Registrant)

27-6857835

(Issuing Entity’s I.R.S. Employer Identification No.)

c/o Santander Drive Auto Receivables LLC 8585 North Stemmons Freeway, Suite 1100-N Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)

(214) 292-1930

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the sale of the of the Class C 3.06% Auto Loan Asset Backed Notes (the “Notes”) by Santander Drive Auto Receivables Trust 2010-3 (the “Issuer”) described in the Prospectus Supplement dated September 13, 2013, the Registrant has entered into the agreement listed in Item 9.01(d), Exhibit 1.1 below.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of September 13, 2013, among Santander Drive Auto Receivables LLC (“Santander Drive”), Santander Consumer USA Inc. (“SC USA”) and J.P. Morgan Securities LLC, as underwriter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 19, 2013	SANTANDER DRIVE AUTO RECEIVABLES LLC

	By:	/s/ Andrew Kang
	Name:	Andrew Kang
	Title:	Vice President